UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2020

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place
Suite 1450
McLean	Virginia	22102
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (571) 461-0009

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	GTT	The New York Stock Exchange
Series A Junior Participating Cumulative Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 18, 2020, GTT Communications, Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria set forth in Section 802.01E of the NYSE Listed Company Manual. The Company did not file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) on or before August 17, 2020, the extended period provided for the filing under Rule 12b-25(b) of the Securities Exchange Act of 1934, as amended.

The NYSE informed the Company that, under the NYSE’s rules, the Company can regain compliance with the NYSE’s continued listing requirements by filing the Form 10-Q with the SEC at any time prior to February 17, 2021. If the Company fails to file the Form 10-Q by that date, the NYSE may grant, in its sole discretion, a further extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The NYSE notice indicates that NYSE may commence delisting proceedings at any time during the period that is available to complete the filing, if circumstances warrant.

As previously reported by the Company in its Form 12b-25 filed with the SEC on August 10, 2020, in the course of closing the Company’s books for the quarter ended June 30, 2020, the Company identified certain issues related to the recording and reporting of Cost of Telecommunications Services and related internal controls. The Company’s management and the Audit Committee of the Board of Directors (the “Audit Committee”), with assistance from outside counsel and consultants, are reviewing (the “Review”) these issues and assessing the effect, if any, on the Company’s financial statements for the quarter ended June 30, 2020 and previously issued financial statements, as well as whether there are any material weaknesses in the Company’s internal controls.

At this time, the Company does not know whether the Review will identify any issues other than those described above. Although the Company plans to file the Form 10-Q as soon as possible after the completion of the Review, the Company is unable to predict a specific filing date at this time due to the early stage of the Review.

In accordance with the NYSE Listed Company Manual, the Company has contacted the NYSE to discuss the status of the Form 10-Q. On August 19, 2020, the Company issued a press release announcing the receipt of the notice of non-compliance from the NYSE. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Disclosures About Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. The above statements regarding the anticipated timing of SEC filings and NYSE actions, the issues related to the recording and reporting of Cost of Telecommunications Services and related internal controls as well as the effect, if any, on the Company’s financial statements for the quarter ended June 30, 2020 and previously issued financial statements and the anticipated timing of the Form 10-Q filing constitute forward-looking statements that are based on the Company’s current expectations. The actual impact, amounts and accounting treatment of the issues identified in this Form 8-K will be finalized after the Company’s management and Audit Committee complete the Review and CohnReznick LLP, the Company’s independent registered public accounting firm (the “Independent Auditor”), completes its review process.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the Company’s actual results, as well as the Company’s expectations regarding materiality or significance, the quantitative effects of the accounting treatment, and the timing of the filing of the Form 10-Q to differ materially from those in the forward-looking statements. These factors include, but are not limited to, the effects on the Company’s business and clients of general economic and financial market conditions, as well as the following: (i) the Company’s internal control over financial reporting may be inadequate or have weaknesses of which the Company is not currently aware or which have not been detected; (ii) the Company may fail to satisfy certain covenants relating to financial statement delivery obligations and representations regarding the Company’s financial statements contained in its financing agreements without obtaining a waiver thereof; (iii) the Company is subject to risks associated with the actions of network providers and a concentrated number of vendors and clients; (iv) the Company could be subject to cyber-attacks and other security breaches; (v) the Company’s network could suffer serious disruption if certain locations experience damage or as the Company adds features and updates its network; (vi) the Company is subject to risks associated with purchase commitments to vendors for longer terms or in excess of the volumes committed by the Company’s underlying clients, or sales commitments to clients that extend beyond the Company’s commitments from its underlying suppliers; (vii) the Company may be unable to establish and maintain peering relationships with other providers or agreements with carrier neutral data center operators; (viii) the Company’s business, results of operation and financial condition are subject to the impacts of the COVID-19 pandemic and related market and economic conditions; (ix) the Company may be affected by information systems that do not perform as expected or by consolidation, competition, regulation, or a downturn in the Company’s industry; (x) the Company may be liable for the material that content providers distribute over its network; (xi) the Company has generated net losses historically and may continue to do so; (xii) the Company may fail to successfully integrate any future acquisitions or to efficiently manage its growth; (xiii) the Company may be unable to retain or hire key employees; (xiv) the Company recently announced management changes and is currently conducting an executive search for a new permanent Chief Executive Officer; (xv) the Company is subject to risks relating to the international operations of its business; (xvi) the Company may be affected by future increased levels of taxation; (xvii) the Company has substantial indebtedness, which could prevent it from fulfilling its obligations under its debt agreements or subject the Company to interest rate risk and (xviii) the completion and filing of the Form 10-Q may take longer than expected as a result of the timing or findings of the Review or the Independent Auditor’s review process. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting the Company’s business and prospects, see “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which have been filed with the SEC and are available on the Company’s website (www.gtt.net) and on the SEC’s website (www.sec.gov).

Item 9.01	Financial Statements and Exhibits
(d)      Exhibits

The following exhibit is filed as part of this report:

Number	Description

99.1	Press release dated August 19, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 18, 2020

GTT Communications, Inc.

		By:	/s/ Steven Berns
Steven Berns
Chief Financial Officer
(Principal Financial Officer)